EXHIBIT 32.1: CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                     PURSUANT TO 18 U.S.C. 1350, as adopted
           pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

      In connection with the accompanying Annual Report on Form 10-KSB of Magna-Lab, Inc. for the year ended February 28, 2007, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

      (1) such Annual Report on Form 10-KSB for the year ended February 28, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in such Annual Report on Form 10-KSB for the year ended February 28, 2007 fairly presents, in all material respects, the financial condition and results of operations of Magna-Lab, Inc.


June 6, 2007            /s/ Lawrence A. Minkoff
                        -----------------------
                        Name: Lawrence A. Minkoff
                        Title: Chairman, President (principal executive officer)


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